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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 7, 1999


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                         1-9767                  94-2579751
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                           91311
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (818) 709-1244


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Item 5.  Other Events.

         On October 7, 1999, the Registrant issued a press release announcing that the Thermo Amex Convertible Growth Fund ("Thermo Amex") converted its $3 million investment in 3,000 shares of the Registrant's Series A Convertible Preferred Stock into 2 million shares of the Registrant's common stock at a conversion price of $1.50 per share of common stock..

         A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTERNATIONAL REMOTE IMAGING
                                                SYSTEMS, INC.



Dated:  October 15, 1999                      By: /s/ MARTIN S. McDERMUT
                                                 -------------------------------
                                                 Martin S. McDermut
                                                 Vice President - Finance and
                                                 Administration, Chief Financial
                                                 Officer and Secretary


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                                  Exhibit Index

No.          Document
---          --------

99           Press Release dated October 7, 1999


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